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Exhibit 10.44

        [Swiss Re Logo]

ADDENDUM NO. 1

to the

UMBRELLA
LIABILITY QUOTA SHARE
REINSURANCE AGREEMENT
NO. POR327548
(hereinafter referred to as the "Agreement")

between
SAFETY INSURANCE COMPANY
SAFETY INDEMNITY INSURANCE COMPANY
both of Boston, Massachusetts
(hereinafter collectively referred to as the "Company")

and

SWISS REINSURANCE AMERICA CORPORATION
Armonk, New York
(hereinafter and thereinafter referred to as the "Reinsurer")

It is understood and agreed that as respects policies in force at 12:01 a.m., Eastern Standard Time, September 1, 2007, and new and renewal policies becoming effective on and after said date, this Agreement is amended as follows:

1.
Safety Property and Casualty Company is added as a party to this Agreement and in consideration thereof the respective section of the Preamble is revised to read:

SAFETY INSURANCE COMPANY
SAFETY INDEMNITY INSURANCE COMPANY
SAFETY PROPERTY AND CASUALTY INSURANCE COMPANY
all of Boston, Massachusetts
(hereinafter collectively referred to as the "Company")

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

1. No. POR327548
    Addendum No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate, by their duly authorized representatives as of the following dates:

In Boston, Massachusetts, this 12 day of DEC, 2007.

ATTEST:	SAFETY INSURANCE COMPANY SAFETY INDEMNITY INSURANCE COMPANY SAFETY PROPERTY AND CASUALTY INSURANCE COMPANY
/s/ Glenn Hiltpold, FCAS	/s/ Edward N. Patrick, Jr.
Glenn Hiltpold, FCAS Name	Edward N. Patrick, Jr. Name
Director of Actuarial Services Title	Vice President, Underwriting Title
And in Armonk, New York, this 17th day of October, 2007.
ATTEST:	SWISS REINSURANCE AMERICA CORPORATION
/s/ Jeffrey Isaacson	/s/ Matthew Fay
Jeffrey Isaacson Name	Matthew Fay Name
Vice President Member of Management Title	Senior Vice President Member of Senior Management Title

ds
Safety POR327548 add#l

2. No. POR327548
    Addendum No. 1

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  Exhibit 10.44